UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2380 Conejo Spectrum St, Suite 200 Thousand Oaks, CA	91320
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 632-4211

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 17, 2024, Atara Biotherapeutics, Inc. (the “Company”) issued a press release announcing that its board of directors has approved a one-for-twenty-five reverse stock split (the “Reverse Stock Split”) of the Company’s common stock. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

The Reverse Stock Split is expected to become effective on June 20, 2024 at 12:01 a.m. Eastern Time (the “Effective Time”), with shares to begin trading on a split-adjusted basis at market open on June 20, 2024. In connection with the Reverse Stock Split, every twenty-five shares of the Company’s common stock issued and outstanding as of the Effective Time will be automatically converted into one share of the Company’s common stock. The Company’s stockholders will be entitled to receive cash in lieu of any fractional shares they would otherwise be entitled to receive in the Reverse Stock Split.

As a result of the Reverse Stock Split, proportionate adjustments will be made to the number of shares of the Company’s common stock underlying outstanding equity awards and the number of shares issuable under the Company’s equity incentive plans and other existing agreements, as well as the exercise or conversion price, as applicable. Proportionate adjustments will also be made to the Company’s pre-funded common stock warrants outstanding as of the Effective Time. Holders of pre-funded common stock warrants will be entitled to receive cash in lieu of any fractional warrants they would otherwise be entitled to receive in the Reverse Stock Split.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated June 17, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Atara Biotherapeutics, Inc.

By:	/s/ Amar Murugan
Amar Murugan
Executive Vice President and Chief Legal Officer

Date: June 17, 2024